Income Taxes (Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Jun. 30, 2016	Jun. 30, 2015
Deferred tax assets:
Share based compensation	$ 92,824	$ 86,546
Start-up expenditures	2,043
Start-up expenditures	4,799	5,236
Other		1,575
Operating loss carryforward	79,476	71,616
Total deferred tax assets	179,142	164,973
Deferred tax liabilities:
Depreciation and amortization	(7,913)	(6,156)
Valuation allowance	(171,229)	(158,817)
Deferred tax liability, net	$ 0	$ 0